SEC 873 (03/2003)                                                  Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

UNITED STATES SECURITIES AND EXCHANGE COMMISSION	OMB APPROVAL
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     April 30, 2003

Motorcar Parts & Accessories, Inc.

(Exact name of registrant as specified in its charter)

New York	0-23538	11-2153962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2929 California Street, Torrance, CA		90503
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (310)212-7910

Not Applicable
(Former name or former address, if changed since last report.)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.                    Other Events and Regulation FD Disclosure.

Attached hereto as Exhibit 99.1 is the press release issued by Motorcar Parts & Accessories, Inc. on April 30, 2003 which is incorporated by reference herein.

Item 7.                    Financial Statements and Exhibits.

(c)                                  Exhibits.

Exhibit Number

99.1	Press Release, dated April 30, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOTORCAR PARTS & ACCESSORIES, INC.
(Registrant)
Date	April 30, 2003	/s/ Selwyn Joffe
(Signature)*
Selwyn Joffe
Chairman, President & Chief Executive Officer

*Print name and title of the signing officer under his signature.

EXHIBIT INDEX

Exhibit Number	Exhibit Description
99.1	Press Release, dated April 30, 2003.